UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2021

Enovix Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39753	20-5871008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3501 W. Warren Avenue Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 695-2350

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENVX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ENVXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On July 14, 2021 (the “Closing Date”), Enovix Corporation, a Delaware Corporation (“Legacy Enovix”), Rodgers Silicon Valley Acquisition Corp., a Delaware Corporation (“RSVAC”), and RSVAC Merger Sub Inc., a Delaware Corporation and wholly owned subsidiary of RSVAC (“Merger Sub”), consummated the closing of the transactions contemplated by the Agreement and Plan of Merger, dated February 22, 2021, by and among RSVAC, Merger Sub and Legacy Enovix (the “Merger Agreement”), following the approval at a special meeting of the stockholders of RSVAC held on July 12, 2021 (the “Special Meeting”).

Pursuant to the terms of the Merger Agreement, a business combination of RSVAC and Legacy Enovix was effected by the merger of Merger Sub with and into Legacy Enovix, with Legacy Enovix surviving as a wholly owned subsidiary of RSVAC (the “Merger” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”). Following the consummation of the Merger on the Closing Date, Legacy Enovix changed its name to Enovix Operations Inc., and RSVAC changed its name from Rodgers Silicon Valley Acquisition Corp. to Enovix Corporation (the “Company”).

In connection with the Special Meeting and the Business Combination, holders of 15 shares of RSVAC common stock, par value $0.0001 per share (“RSVAC Common Stock”), or 0% of the shares with redemption rights, exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of $150.00.

Conversion and Exchange of Equity in the Business Combination

At the effective time of the Merger (the “Effective Time”), each share of Legacy Enovix preferred stock, par value $0.001 per share (“Legacy Enovix Preferred Stock”) that was then issued and outstanding immediately prior to the Effective Time was canceled and converted into a number of shares of Legacy Enovix common stock, par value $0.001 per share (“Legacy Enovix Common Stock”) in accordance with Legacy Enovix’s certificate of incorporation.

At the Effective Time, as a result of the Merger, each share of Legacy Enovix Common Stock issued and outstanding immediately prior to the Effective Time (after conversion of the outstanding Legacy Enovix preferred stock, and excluding any dissenting shares), was canceled and converted into the right to receive a number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) equal to (x) (1) $1.05 billion, divided by (2) the aggregate fully diluted number of Legacy Enovix securities (the “Per Share Amount”), divided by (y) $10.00 (such quotient, the “Exchange Ratio”). No fractional shares of Common Stock were issued upon the exchange of Legacy Enovix Common Stock. Any stockholder’s fractional shares were rounded to the nearest whole share of Common Stock, and no cash settlements were made with respect to fractional shares eliminated by such rounding.

At the Effective Time, any shares of Legacy Enovix Common Stock held in the treasury of Legacy Enovix were canceled without any conversion thereof and no payment or distribution was made with respect thereto.

At the Effective Time, each share of common stock, par value $0.0001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time was canceled and converted into and exchanged for one validly issued, fully paid and nonassessable share of Legacy Enovix Common Stock, the surviving corporation in the Merger.

At the Effective Time, as a result of the Merger, each option to purchase Legacy Enovix Common Stock that was outstanding immediately prior to the Effective Time, whether vested or unvested, was converted into an option to purchase a number of shares of Common Stock (such option, an “Exchanged Option”) equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Legacy Enovix Common Stock subject to such Legacy Enovix option immediately prior to the Effective Time and (y) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (1) the exercise price per share of such Legacy Enovix option immediately prior to the Effective Time, divided by (2) the Exchange Ratio. Except as specifically provided in the Merger Agreement, following the Effective Time, each Exchanged Option will continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Legacy Enovix option immediately prior to the Effective Time.

At the Effective Time, as a result of the Merger, each warrant to purchase Legacy Enovix Common Stock that was outstanding immediately prior to the Effective Time, whether vested or unvested, was converted into a warrant to purchase a number of shares of Common Stock (such warrant, an “Exchanged Warrant”) equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Legacy Enovix Common Stock subject to such Legacy Enovix warrant immediately prior to the Effective Time and (y) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (1) the exercise price per share of such Legacy Enovix warrant immediately prior to the Effective Time, divided by (2) the Exchange Ratio. Except as specifically provided in the Merger Agreement, following the Effective Time, each Exchanged Warrant will continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Legacy Enovix warrant immediately prior to the Effective Time.

Descriptions of the Business Combination and the terms of the Merger Agreement are included in the definitive proxy statement/prospectus, dated June 24, 2021 (the “Proxy Statement/Prospectus”), filed by the Company with the Securities and Exchange Commission (the “SEC”) in the section titled “Proposal 1—The Business Combination Proposal” beginning on page 87 of the Proxy Statement/Prospectus. The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

PIPE Subscription Agreements

On the Closing Date, a number of purchasers (each, a “Subscriber”) purchased from the Company an aggregate of 12,500,000 shares of Common Stock (the “PIPE Shares”), for a purchase price of $14.00 per share and an aggregate purchase price of $175.0 million, pursuant to separate subscription agreements entered into concurrently with the Merger Agreement, effective as of February 22, 2021 (each, a “Subscription Agreement”). Pursuant to the Subscription Agreements, the Company granted certain registration rights to the Subscribers with respect to the PIPE Shares. The sale of the PIPE Shares was consummated concurrently with the closing of the Business Combination (the “Closing”).

A description of the Subscription Agreements is included in the Proxy Statement/Prospectus in the section titled “The Merger Agreement—Related Agreements—PIPE Subscription Agreements” beginning on page 128 of the Proxy Statement/Prospectus. The foregoing description of the Subscription Agreements is a summary only and is qualified in its entirety by the full text of the Form of PIPE Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

Lock-Up Agreements

In connection with the Business Combination, the Company and certain stockholders, officers and directors of Legacy Enovix entered into lock-up agreements (each, a “Lock-Up Agreement”). The terms of the Lock-Up Agreement are described in the Proxy Statement/Prospectus in the section titled “The Merger Agreement—Related Agreements—Lock-Up Agreements” beginning on page 127 of the Proxy Statement/Prospectus. Holders of 106,411,168 shares of Common Stock are subject to a Lock-Up Agreement.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by the full text of the forms of Lock-Up Agreement, copies of which are attached hereto as Exhibits 10.16, 10.17 and 10.18 and incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On the Closing Date, that certain Registration Rights Agreement, dated December 1, 2020, was amended and restated, and certain persons and entities receiving shares of Common Stock pursuant to the Merger Agreement and certain persons and entities holding securities of RSVAC prior to the Closing entered into the Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”). The terms of the A&R Registration Rights Agreement are described in the Proxy Statement/Prospectus in the section titled “The Merger Agreement—Related Agreements—Registration Rights Agreement” beginning on page 127 of the Proxy Statement/Prospectus. Following the Closing, holders of approximately 67,177,071 million shares of Common Stock (including up to 6,000,000 shares issuable upon the exercise of warrants to purchase Common Stock) are entitled to certain registration rights.

The foregoing description of the A&R Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of A&R Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.10 and incorporated herein by reference.

Indemnification Agreements

On the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.19 and incorporated herein by reference.

Item 2.01 Completion or Acquisition of Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01 of this Current Report on Form 8-K.

As of the Closing Date and following the completion of the Business Combination, the Company had the following outstanding securities:

• 145,245,643 shares of Common Stock;

• 17,500,000 warrants, each exercisable for one share of Common Stock at a price of $11.50 per share (the “Warrants”).

FORM 10 INFORMATION

Item 2.01(f) of this Current Report on Form 8-K states that if the predecessor registrant was a shell company, as RSVAC was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to RSVAC, is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•

the Company’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following this Closing;

•	the costs related to the Business Combination;

•	the Company’s future financial and business performance following the Business Combination, including financial projections and business metrics;

•	success in retaining or recruiting, or changes required in, officers, key employees or directors following the Business Combination;

•	the future demand for lithium-ion battery solutions;

•	the Company’s ability to achieve broader market acceptance of its 3D lithium-ion battery;

•	the effect of the ongoing coronavirus (“COVID-19”) pandemic or other infectious diseases, health epidemics, pandemics and natural disasters on the Company’s business;

•	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

•	the implementation, market acceptance and success of the Company’s business model and growth strategy;

•	the Company’s ability to scale in a cost-effective manner;

•	the Company’s ability to raise capital;

•	developments and projections relating to Enovix’s competitors and industry; and

•	the outcome of any known and unknown litigation and regulatory proceedings.

Please see the other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 34 of the Proxy Statement/Prospectus and incorporated herein by reference.

In addition, statements that “Enovix believes” or “RSVAC believes” and similar statements reflect Legacy Enovix’s or RSVAC’s beliefs and opinions on the relevant subject. These statements are based upon information available to Legacy Enovix or RSVAC, as the case may be, as of the date of the Proxy Statement/Prospectus, and while Legacy Enovix or RSVAC, as the case may be, believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that such party has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

Business and Properties

The business and properties of RSVAC and Legacy Enovix prior to the Business Combination are described in the Proxy Statement/Prospectus in the sections titled “Information About RSVAC” and “Information About Enovix” beginning on pages 164 and 184, respectively, of the Proxy Statement/Prospectus and incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 34 of the Proxy Statement/Prospectus and incorporated herein by reference.

Selected Historical Financial Information

The selected historical consolidated financial information and other data as of and for the years ended December 31, 2020 and 2019 and as of and for the three months ended March 31, 2021 and 2020 for Legacy Enovix are included in the Proxy Statement/Prospectus in the section titled “Selected Historical Consolidated Financial Information of Enovix” beginning on page 28 of the Proxy Statement/Prospectus and incorporated herein by reference.

Unaudited Pro Forma Combined Financial Information

The unaudited pro forma combined financial information of the Company as of and for the three months ended March 31, 2021 and as of and for the year ended December 31, 2020 is included in the Proxy Statement/Prospectus in the section titled “Unaudited Pro Forma Combined Financial Information” beginning on page 76 of the Proxy Statement/Prospectus and incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Enovix prior to the Business Combination is included in the Proxy Statement/Prospectus in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Enovix” beginning on page 215 of the Proxy Statement/Prospectus and incorporated herein by reference.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described in the Proxy Statement/Prospectus in the section titled “Management After the Business Combination” beginning on page 208 of the Proxy Statement/Prospectus and incorporated herein by reference.

Executive Compensation

Information with respect to the compensation of the Company’s executive officers is described in the Proxy Statement/Prospectus in the section titled “Executive and Director Compensation of Enovix” beginning on page 199 of the Proxy Statement/Prospectus and incorporated herein by reference. The description of the compensation of the Company’s executive officers is qualified in its entirety by the full text of the employment agreements of Messrs. Rust, Dales, Lahiri, Pietzke and Hejlek, copies of which are attached hereto as Exhibits 10.20, 10.21, 10.22, 10.23 and 10.24, respectively, and incorporated herein by reference.

Non-Employee Director Compensation

Information with respect to the compensation of the non-employee members of the Company’s board of directors (the “Board”) is described in the Proxy Statement/Prospectus in the section titled “Management After the Business Combination—Non-Employee Director Compensation” beginning on page 213 of the Proxy Statement/Prospectus and incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of the Closing Date after giving effect to the Closing, by:

•	each person known by the Company to be the beneficial owner of more than 5% of Common Stock;

•	each of the Company’s executive officers and directors; and

•	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The beneficial ownership percentages set forth in the table below are based on 145,245,643 shares of Common Stock issued and outstanding as of the Closing Date.

Name and Address of Beneficial Owner(1)	Number of Shares	Percentage of Company Common Stock Outstanding
Directors and Executive Officers:
Harrold Rust(2)	2,774,094	1.9
Thurman J. Rodgers(3)	22,876,552	15.8
Betsy Atkins(4)(5)	162,459	*
Emmanuel T. Hernandez(5)	—	*
John D. McCranie(5)	—	*
Michael J. Petrick(6)	3,068,986	2.1
Gregory Reichow(7)	15,629	*
Cameron Dales(8)	1,112,624	*
Ashok Lahiri(9)	1,513,945	1.0
Steffen Pietzke(10)	719,164	*
Edward J. Hejlek(11)	286,867	*
All current directors and executive officers as a group (11 persons)(12)	32,530,320	22.0
Five Percent Holders:
DPIP Enovix Series(13)	8,016,470	5.5
Eclipse Fund III, L.P.(14)	17,583,258	12.1
Entities affiliated with Park West Asset Management LLC(15)	12,472,625	8.6
York Distressed Asset Fund III, L.P.(16)	9,219,511	6.3

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the following entities or individuals is c/o Enovix Corporation, 3501 W. Warren Avenue, Fremont, California 94538.
(2)	Consists of (i) 1,376,031 shares of Common Stock held by the Harrold and Margaret Rust Family Trust UTD May 15, 1996, of which 462,910 shares of Common Stock are unvested and remain subject to a repurchase right, and (ii) 1,398,063 shares of Common Stock issuable to Mr. Rust pursuant to options exercisable within 60 days of July 14, 2021, of which 1,291,117 shares of Common Stock would be unvested as of such date.

(3)	Consists of (i) the 5,750,000 shares of Common Stock owned by Rodgers Capital, LLC (the “Sponsor”), for which Mr. Rodgers is the managing member, and (ii) 17,126,552 shares of Common Stock held by the Rodgers Massey Revocable Living Trust dtd 4/4/11 for which Mr. Rodgers is trustee. The address for the Sponsor is 3467 Malibu Terrace, Fremont, California 94539.
(4)	Consists of 110,768 shares of Common Stock held directly by Ms. Atkins, of which 92,306 shares of Common Stock are unvested and remain subject to a repurchase right, and (ii) 51,691 shares of Common Stock issuable to Ms. Atkins pursuant to options exercisable within 60 days of July 14, 2021, of which 47,384 shares of Common Stock would be unvested as of such date.
(5)	Ms. Atkins, Mr. Hernandez and Mr. McCranie are each a member of the Sponsor. Upon distribution by the manager of the Sponsor of its interests, units of the Sponsor owned by foregoing persons shall be converted into shares of Common Stock as follows: (i) Ms. Atkins will receive 75,000 shares of Common Stock, (ii) Mr. Hernandez will receive 460,000 shares of Common Stock and (iii) Mr. McCranie will receive 450,000 shares of Common Stock.
(6)	Consists of 2,958,219 shares of Common Stock held by Michael John Petrick and Leslie Anderson Petrick, as Trustees of the Michael John Petrick Revocable Trust, as amended, and (ii) 110,767 shares of Common Stock issuable to Mr. Petrick pursuant to options exercisable within 60 days of July 14, 2021, of which 46,153 shares of Common Stock would be unvested as of such date.
(7)	Consists of 15,629 shares of Common Stock held directly by Mr. Reichow. Mr. Reichow is a Partner of Eclipse Ventures, LLC. Mr. Reichow disclaims beneficial ownership of the shares held by Eclipse Fund III, L.P. referred to in Footnote 14 below.
(8)	Consists of (i) 988,603 shares of Common Stock held directly by Mr. Dales, of which 513,454 shares of Common Stock are unvested and remain subject to a repurchase right, and (ii) 124,021 shares of Common Stock issuable to Mr. Dales pursuant to options exercisable within 60 days of July 14, 2021, of which 106,504 shares of Common Stock would be unvested as of such date.
(9)	Consists of (i) 1,351,031 shares of Common Stock held directly by Mr. Lahiri, of which 453,454 shares of Common Stock are unvested and remain subject to a repurchase right, and (ii) 162,914 shares of Common Stock issuable to Mr. Lahiri pursuant to options exercisable within 60 days of July 14, 2021, of which 136,664 shares of Common Stock would be unvested as of such date.
(10)	Consists of (i) 2,000 shares of Common Stock held directly by Mr. Pietzke, and (ii) 717,164 shares of Common Stock issuable to Mr. Pietzke pursuant to options exercisable within 60 days of July 14, 2021, of which 714,797 shares of Common Stock would be unvested as of such date.
(11)	Consists of (i) 156,921 shares of Common Stock held directly by Mr. Hejlek, of which 79,998 shares of Common Stock are unvested and remain subject to a repurchase right, and (ii) 129,946 shares of Common Stock issuable to Mr. Hejlek pursuant to options exercisable within 60 days of July 14, 2021, of which 125,922 shares of Common Stock would be unvested as of such date.
(12)	Consists of (i) 32,530,320 shares of Common Stock held by all directors and executive officers of the Company as a group, of which 1,598,050 shares of Common Stock are unvested and remain subject to a repurchase price, and (ii) 2,694,566 shares of Common Stock issuable pursuant to options exercisable within 60 days of July 14, 2021, of which 2,422,388 shares of Common Stock would be unvested as of such date.
(13)	Consists of 8,016,470 shares of Common Stock held by DPIP Enovix Series. The address for DPIP Enovix Series is One Grand Central Place, 60 East 42nd St, 26th Floor, New York, New York 10165.
(14)	Consists of 17,583,258 shares of Common Stock held by Eclipse Fund III, L.P., or Eclipse III. Eclipse GP III, LLC, or Eclipse III GP, is the general partner of Eclipse III and may be deemed to have voting and dispositive power over the shares held by Eclipse III. Lior Susan is the sole managing member of Eclipse III GP and may be deemed to have voting and dispositive power over the shares held by Eclipse III. Eclipse III GP and Mr. Susan disclaim beneficial ownership of the shares held by Eclipse III except to the extent of their pecuniary interest therein, if any. The address for Eclipse Fund III is 514 High Street, Suite 4, Palo Alto, California 94301.

(15)	Consists of (i) 7,436,575 shares of Common Stock held by Park West Investors Master Fund, Limited, or PWIMF, (ii) 736,050 shares of Common Stock held by Park West Partners International, Limited, or PWPI, and (iii) 4,300,000 shares held by Park West Asset Management LLC, or PWAM. PWAM is the investment manager to PWIMF and PWPI. Peter S. Park, through one or more affiliated entities, is the controlling manager for PWAM and may be deemed to having voting and dispositive power over the shares held by PWIMF and PWPI. PWAM and Mr. Park disclaim beneficial ownership of the shares held by PWIMF and PWPI except to the extent of their pecuniary interest therein, if any. The address for Park West Asset Management LLC is 900 Larkspur Landing Circle, Suite 165, Larkspur, California 94939.
(16)	Consists of 9,219,511 shares of Common Stock held by York Distressed Asset Fund III, L.P. The address for York Distressed Asset Fund III, L.P. is 767 Fifth Avenue, 17th Floor, New York, New York 10153.

Certain Relationships and Related Business Combination

Certain relationships and related party transactions are described in the Proxy Statement/Prospectus in the sections titled “Certain Relationships and Related Person Transactions—RSVAC” and “Certain Relationships and Related Person Transactions—Enovix” beginning on pages 249 and 251, respectively, of the Proxy Statement/Prospectus and incorporated herein by reference.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against the Company or any members of its management team.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

RSVAC Common Stock and warrants were historically quoted on The Nasdaq Capital Market (“Nasdaq”) under the symbols “RSVA” and “RSVAW,” respectively. The Common Stock and Warrants began trading on Nasdaq under the new trading symbols “ENVX” and “ENVXW,” respectively, on July 15, 2021.

In connection with the Closing, each RSVAC unit was separated into its components, which consisted of one share of Common Stock and one-half of one Warrant, and such units no longer exist.

As of the Closing Date and following the completion of the Business Combination, the Company had 145,245,643 shares of the Common Stock issued and outstanding held of record by 294 holders, and 17,500,000 Warrants outstanding held of record by 2 holders.

Dividends

The Company has not paid dividends on the Common Stock to date and does not intend to pay cash dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board. It is the present intention of the Board to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K concerning recent sales of unregistered securities.

Description of Registrant’s Securities

Common Stock

A description of the Common Stock is included in the Proxy Statement/Prospectus in the section titled “Description of Securities After the Business Combination—Common Stock” beginning on page 236 of the Proxy Statement/Prospectus and incorporated herein by reference.

Warrants

A description of the Warrants is included in the Proxy Statement/Prospectus in the section titled “Description of Securities After the Business Combination—Warrants” beginning on page 236 of the Proxy Statement/Prospectus and incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide such directors and executive officers with contractual rights to indemnification and expense advancement.

The foregoing summary is qualified in its entirety by reference to the text of the form of Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.19 and incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the Company’s consolidated financial statements and supplementary data.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Current Report on Form 8-K concerning the changes in certifying accountant.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

The securities issued in connection with the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 14, 2021, the Audit Committee of the Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. Deloitte previously served as the independent registered public accounting firm of Legacy Enovix prior to the Business Combination. Accordingly, Marcum LLP (“Marcum”),

RSVAC’s independent registered public accounting firm prior to the Business Combination, was informed on July 14, 2021 that it would be replaced by Deloitte as the Company’s independent registered public accounting firm following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021.

Marcum’s report of independent registered public accounting firm dated March 8, 2021, except for the effects of the restatement discussed in Note 2 to the financial statements in Amendment No. 3 to Registration Statement on Form S-4, dated June 21, 2021, filed by RSVAC with the SEC and the subsequent event discussed in Note 11B to the financial statements in Amendment No. 3 to Registration Statement on Form S-4, dated June 21, 2021, filed by RSVAC with the SEC, as to which the date is May 4, 2021, on the RSVAC consolidated balance sheet as of December 31, 2020, the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the period from September 23, 2020 (RSVAC’s inception) through December 31, 2020 and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from September 23, 2020 (RSVAC’s inception) through December 31, 2020 and the subsequent interim period through July 14, 2021, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in its reports on RSVAC’s financial statements for such periods. During the period from September 23, 2020 (RSVAC’s inception) through December 31, 2020 and the subsequent interim period through July 14, 2021, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with RSVAC’s initial public offering, which resulted in the restatement of RSVAC’s financial statements as set forth in RSVAC’s Form 10-K/A for the year ended December 31, 2020, as filed with the SEC on May 5, 2021.

During the period from September 23, 2020 (RSVAC’s inception) through December 31, 2020 and the subsequent interim period through July 14, 2021, (i) the Company did not both (a) consult with Deloitte as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and (b) receive a written report or oral advice that Deloitte concluded was an important factor considered by the Company in reaching a decision as to such accounting, auditing or financial reporting issue; and (ii) the Company did not consult Deloitte on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Marcum with a copy of the disclosures made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act of 1934, as amended (the “Exchange Act”) and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and, if not, stating the respects in which it does not agree. A letter from Marcum is attached hereto as Exhibit 16.1.

Item 5.01 Changes in Control of Registrant.

The information set forth in the section titled “Introductory Note” and in the section titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Business Combination pursuant to the Merger Agreement, a change of control of RSVAC has occurred, and the stockholders of RSVAC as of immediately prior to the Closing held 19.8% of the outstanding shares of Common Stock immediately following the Closing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

2021 Equity Incentive Plan

At the Special Meeting, the RSVAC stockholders considered and approved the 2021 Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan was previously approved, subject to stockholder approval, by RSVAC’s board of directors on June 18, 2021. The Equity Incentive Plan became effective immediately upon the Closing.

A summary of the terms of the Equity Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Proposal 6—The Equity Incentive Plan Proposal” beginning on page 152 of the Proxy Statement/Prospectus and incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

2021 Employee Stock Purchase Plan

At the Special Meeting, the RSVAC stockholders considered and approved the 2021 Employee Stock Purchase Plan (the “ESPP”). The ESPP was previously approved, subject to stockholder approval, by RSVAC’s board of directors on June 18, 2021. The ESPP became effective immediately upon the Closing.

A summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus in the section titled “Proposal 7—The ESPP Proposal” beginning on page 159 of the Proxy Statement/Prospectus and incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the RSVAC stockholders considered and approved, among other things, Proposal 3—The Charter Amendment Proposal (the “Charter Proposal”), which is described in greater detail in the Proxy Statement/Prospectus beginning on page 141 of the Proxy Statement/Prospectus.

The Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on July 13, 2021, includes the amendments proposed by the Charter Proposal.

On July 13, 2021, the Board approved and adopted the Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively and incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the section titled “Description of Securities After the Business Combination” beginning on page 236 of the Proxy Statement/Prospectus and incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on July 14, 2021, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company. A copy of the Code of Business Conduct and Ethics can be found in the Investors section of the Company’s website at www.enovix.com.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal 1—The Business Combination Proposal” beginning on page 87 of the Proxy Statement/Prospectus, and such disclosure is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On July 14, 2021, the Company issued a press release announcing the Closing. A copy of the press release is filed hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 8.01 Other Events.

In May 2021, Legacy Enovix received a secured loan from the Rodgers Massey Revocable Living Trust dtd 4/4/11 in the amount of $15,000,000 (the “Bridge Loan”). The Bridge Loan has a five-month term and bears interest at a rate of 7.5% per annum, payable in kind by adding such amount to the principal amount outstanding under the Bridge Loan on each monthly anniversary of the issuance of the Bridge Loan. In connection with the consummation of the Business Combination, on July 14, 2021, Legacy Enovix repaid all amounts outstanding under the Bridge Loan, which totaled $15,246,695.65 in principal and interest.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Legacy Enovix as of and for the years ended December 31, 2020 and 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-40 of the Proxy Statement/Prospectus and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Legacy Enovix as of and for the three months ended March 31, 2021 and 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-71 of the Proxy Statement/Prospectus and incorporated herein by reference.

The audited financial statements of RSVAC as of and for the period from September 23, 2020 (RSVAC’s inception) to December 31, 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-2 of the Proxy Statement/Prospectus and incorporated herein by reference.

The unaudited condensed financial statements of RSVAC as of and for the three months ended March 31, 2021 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-25 of the Proxy Statement/Prospectus and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial information of the Company as of and for the three months ended March 31, 2021 and for the year ended December 31, 2020 is included in the Proxy Statement/Prospectus in the section titled “Unaudited Pro Forma Combined Financial Information” beginning on page 76 of the Proxy Statement/Prospectus and incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date
2.1+	Agreement and Plan of Merger, dated February 22, 2021	8-K	001-39753	2.1	February 22, 2021

3.1*	Amended and Restated Certificate of Incorporation

3.2*	Amended and Restated Bylaws

4.1	Specimen Common Stock Certificate	S-4/A	333-253976	4.5	June 21, 2021

4.2	Specimen Warrant Certificate	S-1/A	333-250042	4.3	November 25, 2020

4.3*	Warrant Agreement, dated July 13, between Computershare Inc. and the Registrant

10.1	Form of PIPE Subscription Agreements	8-K	001-39753	10.1	February 22, 2021

10.2#*	2021 Equity Incentive Plan

10.3#	Form of Stock Option Agreement, Notice of Exercise and Stock Option Grant Notice under the 2021 Equity Incentive Plan	S-4/A	333-253976	10.11	May 10, 2021

10.4#	Forms of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement under the 2021 Equity Incentive Plan	S-4/A	333-253976	10.12	May 10, 2021

10.5#*	2021 Employee Stock Purchase Plan

10.6#	Enovix Corporation 2006 Equity Incentive Plan	S-4/A	333-253976	10.6	May 10, 2021

10.7#	Forms of Option Agreement, Stock Option Grant Notice and Notice of Exercise under the 2006 Stock Plan	S-4/A	333-253976	10.7	May 10, 2021

10.8#	Enovix Corporation 2016 Equity Incentive Plan	S-4/A	333-253976	10.8	May 10, 2021

10.9#	Forms of Option Agreement, Stock Option Grant Notice and Notice of Exercise under the 2016 Equity Incentive Plan	S-4/A	333-253976	10.9	May 10, 2021

10.10*	Amended and Restated Registration Rights Agreement, dated July 14, 2021, by and among the Registrant and certain other stockholders of the Registrant party thereto

10.11	Letter Agreement, dated December 1, 2020, by and among the Registrant and its officers, directors and Initial Stockholders	8-K	001-39753	10.1	December 7, 2020

10.12*	Amendment to Letter Agreement, dated July 14, 2021 by and among the Registrant and its officers, directors and Initial Stockholders

10.13†	Office Lease by and between M West Propco XX, LLC and Enovix Corporation	S-4/A	333-253976	10.21	May 10, 2021

10.14†	Amendment No. 1 to Office Lease	S-4/A	333-253976	10.22	May 10, 2021

10.15†	Amendment No. 2 to Office Lease	S-4/A	333-253976	10.23	May 10, 2021

10.16	Form of Lock-Up Agreement	8-K	001-39753	10.5	February 22, 2021

10.17	Form of Stockholder Lock-Up Agreement	8-K	001-39753	10.6	February 22, 2021

10.18	Form of Additional Lock-Up Agreement	8-K	001-39753	10.7	February 22, 2021

10.19*#	Form of Indemnification Agreement

10.20*#	Amended and Restated Employment Agreement, dated May 28, 2021, by and between Enovix Corporation and Harrold Rust

10.21*#	Amended and Restated Employment Agreement, dated June 17, 2021, by and between Enovix Corporation and Gardner Cameron Dales

10.22*#	Amended and Restated Employment Agreement, dated June 11, 2021, by and between Enovix Corporation and Ashok Lahiri

10.23*#	Amended and Restated Employment Agreement, dated May 28, 2021, by and between Enovix Corporation and Steffen Pietzke

10.24*#	Amended and Restated Employment Agreement, dated June 11, 2021, by and between Enovix Corporation and Edward Hejlek

10.25	Secured Promissory Note, dated May 24, 2021, by and between Enovix Corporation and Rodgers Massey Revocable Living Trust dtd 4/4/11	S-4/A	333-253976	10.25	June 21, 2021

14.1*	Code of Business Conduct and Ethics

16.1*	Letter from Marcum LLP

21.1*	List of Subsidiaries

99.1*	Press Release dated July 14, 2021

*	Filed herewith.
+	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.
#	Indicates a management contract or compensatory plan, contract or arrangement.
†	Portions of this exhibit, as marked by asterisks, have been omitted in accordance with Regulation S-K Item 601 as the Registrant has determined that the omitted information (i) is not material and (ii) is the type that the Registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVIX CORPORATION
Dated: July 19, 2021
	By:	/s/ Steffen Pietzke
	Name:	Steffen Pietzke
	Title:	Chief Financial Officer